EXHIBIT 99.1
FOR IMMEDIATE RELEASE

Contacts:	Corporation:	Investors and Media:
	Photon Dynamics	Guerrant Associates
	Maureen Lamb	Laura Guerrant
	(408) 360-3581	(808) 882-1467
	investor@photondynamics.com	lguerrant@guerrantir.com
PHOTON DYNAMICS REPORTS FOURTH QUARTER AND FISCAL YEAR 2005
RESULTS AND INTENTION TO RESTATE FISCAL THIRD QUARTER RESULTS TO
REVERSE CERTAIN COSTS RECOGNIZED DURING JUNE QUARTER
San Jose, Calif., November 8, 2005 — Photon Dynamics, Inc. (NASDAQ: PHTN), a leading global supplier of integrated yield management solutions for the flat panel display market, today reported financial results for the fourth quarter and full year of fiscal year 2005, ended September 30, 2005.
Revenue for the fourth quarter of fiscal 2005 was $24.8 million, a sequential decrease of 37 percent from the $39.1 million reported in the third quarter and a year-over-year decrease of 53 percent compared to the $52.8 million reported for the same quarter a year ago.
Net loss for the fourth quarter was ($5.9) million, or ($0.35) per share, compared to net loss for the prior quarter (as restated) of ($3.6) million, or ($0.21) per share, and compared to net income of $2.8 million, or $0.16 per diluted share, for the same quarter in the year ago period.
Bookings for the fourth quarter of fiscal 2005 were $44.2 million, and the company posted a backlog of $100.9 million at the end of the fourth quarter of fiscal 2005. The company noted that bookings and backlog are not necessarily indicative of future revenue and that historically, bookings have fluctuated on a quarter-to-quarter basis. This trend may continue in the future.
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PDI Reports Q4 & FY ’05 Results and Intention to Restate Fiscal Q3	Page 2
The net loss from continuing operations for the fourth quarter of fiscal 2005 was ($5.9) million, or ($0.35) per share, as compared to net loss from continuing operations of ($3.9) million, or ($0.23) per share, for the third quarter of fiscal 2005 (as restated), and net income from continuing operations of $2.7 million, or $0.16 per diluted share, for the fourth quarter of fiscal 2004.
Cash, cash equivalents and short-term investments at September 30, 2005 were $93.0 million, an increase of $8.8 million from $84.2 million at September 30, 2004. Accounts receivable at September 30, 2005 were $27.1 million compared to $58.3 million at September 30, 2004.
For the fiscal year 2005, revenue decreased 11 percent to $125.8 million compared to $141.9 million for fiscal year 2004. Net loss for fiscal 2005 was ($19.3) million or a loss of ($1.14) per share compared to net income of $9.7 million and $0.57 per diluted share for fiscal 2004.
Fourth quarter non-GAAP net loss was ($5.2) million, or $(0.31) per diluted share, excluding the impact of amortization of purchased intangible assets, restructuring charges and discontinued operations income or losses, net of related tax. These results compare to non-GAAP net income of $3.1 million, or $0.18 per diluted share, for the fourth quarter of fiscal 2004 (as restated). A reconciliation of these non-GAAP measures is provided after the GAAP financial statements below.
The company also announced that it will restate certain information in its financial statements for the third quarter of fiscal 2005 ended June 30, 2005 to reverse certain costs related to a multiple tool order which were recognized prior to the revenue being recognized. The impact on the quarter is an increase of net income by $754,000 or 4 cents per share. The change will be reflected as a decrease in deferred gross margin and an increase in shareholders’ equity on the balance sheet. There is no impact to the fiscal year results or prior periods.
“During our fourth quarter, we were pleased by the strength of bookings in all regions and by our higher than forecast gross margins,” noted Jeff Hawthorne, CEO. “Revenues were in line with expectations as we do not recognize revenue on new products shipped until we
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receive final customer acceptance. While the last few quarters have been difficult terms of bottom line results, we feel that we are well-positioned in terms of backlog, product portfolio and spending controls for fiscal year 2006. A key highlight of the quarter was the acceptance of our PanelMaster systems at a leading edge customer. These systems are ground-breaking for the industry as they provide an alternative to manual inspection at the cell stage of flat panel production. We believe that this key yield management technology will be adopted over the next few years by all LCD manufacturers and will provide a new growth platform for Photon Dynamics.”
Hawthorne added, “We continue our leadership position in yield management solutions for the flat panel display market with our LCD test and repair products and with our new cell inspection product. Our confidence in the long-term growth prospects of the LCD market continues to be high.”
Company Projections for First Quarter Fiscal Year 2006
The company estimates revenue for the first quarter of fiscal 2006 to be between $37 and $43 million, GAAP net income to be between ($0.01) to $0.05 per share including the impact of implementing SFAS 123R. The company estimates that the charge it will take in the first quarter of fiscal 2006 as a result of the effect of implementing SFAS 123R will be $0.04 to $0.05 per diluted share.
Earnings Conference Call
The company will host a quarterly conference call on November 8 at 9:00 am EST. To access the conference call in the U.S. or Canada, dial (800) 310-6649. For all international calls, dial (719) 457-2693. Both numbers will use confirmation code 1493650.
A digital replay will be available on Photon Dynamics’ website at www.photondynamics.com under ‘presentation/conference call’ in the ‘investors’ section of the website two hours after the conclusion of the conference until such time as Photon Dynamics issues a press release announcing its first quarter fiscal 2006 financial results.
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A replay will also be available by phone call two hours after the conclusion of the conference from November 8 to November 22, 2005. You may access the telephone replay by dialing (719) 457-0820 or (888) 203-1112 and entering confirmation code 1493650.
About Photon Dynamics, Inc.
Photon Dynamics, Inc. is a leading global supplier of integrated yield management solutions for the flat panel display market. Photon Dynamics develops systems that enable manufacturers to collect and analyze data from the production line, and quickly diagnose and repair process-related defects, thereby allowing manufacturers to decrease material costs and improve throughput. Founded in 1986, Photon Dynamics has sales offices and customer support services in San Jose, CA; Bozeman, MT; Tucson, AZ; Beijing, China; Seoul, Daejeon, Gumi, and Cheonan, Korea; Hsinchu, Tainan, and Taichung, Taiwan; Markham, Ontario, Canada; and Tokyo and Tsu, Japan. For more information about Photon Dynamics, visit its Web site at www.photondynamics.com.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release relating to Photon Dynamics’ estimated financial results for the first quarter of fiscal 2006 and its belief regarding the adoption of its PanelMaster systems technology and the benefits it will bring to the company are forward-looking statements. These forward-looking statements are based on current expectations on the date of this press release and involve a number of uncertainties and risks. These uncertainties and risks include, but are not limited to: the current economic uncertainty, which may cause consumers to purchase products containing flat panel displays at a rate lower than Photon Dynamics and its customers expect, and therefore could lead Photon Dynamics’ customers to reduce investments in Photon Dynamics’ products below that which Photon Dynamics projects until the markets become more certain; Photon Dynamics’ customers may not perceive the benefits of the PanelMaster systems to be the same as Photon Dynamics does, which would cause sales of PanelMaster systems to be lower than Photon Dynamics expects; current economic conditions may cause an increase in competitive pricing pressures; and the risk of the introduction of competing products having technological and/or pricing advantages, which would reduce the demand for Photon Dynamics’ products. As a result, Photon Dynamics’ actual results may differ substantially from expectations. For further information on risks affecting Photon Dynamics, refer to the
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PDI Reports Q4 & FY ’05 Results and Intention to Restate Fiscal Q3	Page 5
section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under the caption “ Factors Affecting Operating Results” in Photon Dynamics’ Quarterly Report on Form 10-Q as filed on August 16, 2004 with the Securities and Exchange Commission. Photon Dynamics undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise.
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PHOTON DYNAMICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	September 30,
	2005	2005	2004
	(Restated)
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$20,288	$13,099	$25,483
Short-term investments	72,738	76,312	58,672
Accounts receivable, net	27,067	38,654	58,341
Inventories	32,545	22,956	31,716
Other current assets	3,933	5,107	4,536

Total current assets	156,571	156,128	178,748
Land, property and equipment, net	19,366	20,393	20,337
Other assets	4,389	3,800	3,909
Intangible assets, net	3,205	3,578	4,753
Goodwill	153	153	153

Total assets	$183,684	$184,052	$207,900

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,005	$8,708	$18,485
Warranty	5,346	6,334	6,194
Other current liabilities	8,619	9,679	10,231
Deferred gross margin	13,113	10,222	11,503

Total current liabilities	40,083	34,943	46,413
Other liabilities	1,007	1,013	1,528
Commitments and contingencies	—	—	—
Shareholders’ equity:
Common stock, no par value	287,765	287,590	285,790
Accumulated deficit	(145,489)	(139,636)	(126,178)
Accumulated other comprehensive income	318	142	347

Total shareholders’ equity	142,594	148,096	159,959

Total liabilities and shareholders’ equity	$183,684	$184,052	$207,900

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PHOTON DYNAMICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Year Ended
	September 30,		September 30,
	2005	2004	2005	2004
	(In thousands, except per share data)
Revenue	$24,753	$52,791	$125,814	$141,870
Cost of revenue	15,217	35,663	82,732	83,969

Gross margin	9,536	17,128	43,082	57,901

Operating expenses:
Research and development	8,369	9,716	36,275	29,701
Selling, general and administrative	6,536	4,622	24,679	17,780
Amortization of intangible assets	372	373	1,547	789
Restructuring charges	246	—	1,197	—
Acquired in-process research and development	—	22	—	210
Impairment of goodwill	—	—	—	665
Impairment of purchased intangibles	—	—	—	2,089
Loss (gain) on sale of property and equipment	50	—	(93)	(427)
Impairment of property and equipment	82	—	638	234

Total operating expenses	15,655	14,733	64,243	51,041

Income (loss) from operations	(6,119)	2,395	(21,161)	6,860
Interest income and other, net	326	308	2,217	4,802

Income (loss) from continuing operations before income taxes and discontinued operations	(5,793)	2,703	(18,944)	11,662
Provision for income taxes	58	17	623	577

Income (loss) from continuing operations before discontinued operations	(5,851)	2,686	(19,567)	11,085
Income (loss) from discontinued operations	(2)	103	256	(1,391)

Net income (loss)	$(5,853)	$2,789	$(19,311)	$9,694

Income (loss) per share from continuing operations:
Basic	$(0.35)	$0.16	$(1.16)	$0.67

Diluted	$(0.35)	$0.16	$(1.16)	$0.65

Income (loss) per share from discontinued operations:
Basic	$(0.00)	$0.01	$0.02	$(0.08)

Diluted	$(0.00)	$0.01	$0.02	$(0.08)

Net income (loss) per share:
Basic	$(0.35)	$0.17	$(1.14)	$0.58

Diluted	$(0.35)	$0.16	$(1.14)	$0.57

Weighted average number of shares:
Basic	16,931	16,826	16,890	16,631
Diluted	16,931	16,977	16,890	17,087
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PHOTON DYNAMICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	June 30,
	2005	2004
	(restated)
	(In thousands, except per share data)
Revenue	$39,096	$38,522
Cost of revenue	25,966	20,711

Gross margin	13,130	17,811

Operating expenses:
Research and development	8,618	8,031
Selling, general and administrative	7,352	4,594
Amortization of intangible assets	380	155
Restructuring charges	951	—
Acquired in-process research and development	—	210
Gain on sale of property and equipment	(143)	(419)
Impairment of property and equipment	174	—

Total operating expenses	17,332	12,571

Income (loss) from operations	(4,202)	5,240
Interest income and other, net	472	389

Income (loss) from continuing operations before income taxes and discontinued operations	(3,730)	5,629
Provision for income taxes	167	134

Income (loss) from continuing operations before discontinued operations	(3,897)	5,495
Income (loss) from discontinued operations	268	(265)

Net income (loss)	$(3,629)	$5,230

Income (loss) per share from continuing operations:
Basic	$(0.23)	$0.33

Diluted	$(0.23)	$0.32

Income (loss) per share from discontinued operations:
Basic	$0.02	$(0.02)

Diluted	$0.02	$(0.02)

Net income (loss) per share:
Basic	$(0.21)	$0.31

Diluted	$(0.21)	$0.31

Weighted average number of shares:
Basic	16,984	16,663
Diluted	16,984	17,071
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The following tables summarize the effect of the restatement on selected unaudited condensed consolidated statements of operations data for the third quarter of fiscal 2005:
Reconciliation of Reported to Restated Financial Results for the Third Quarter of Fiscal
2005

	Three Months Ended June 30, 2005
	As Reported	Adjustment	As Restated
	(In thousands, except per share data)
Revenue	$39,096	—	$39,096

Loss from operations	(4,956)	754	(4,202)
Interest income and other, net	472	—	472

Loss before income taxes	(4,484)	754	(3,730)
Provision for income taxes	167	—	167

Loss from continuing operations	(4,651)	754	(3,897)
Income from discontinued operations	268	—	268

Net loss	$(4,383)	$754	$(3,629)

Net loss per share from continuing operations:
Basic	$(0.27)	$0.04	$(0.23)

Diluted	$(0.27)	$0.04	$(0.23)

Net income per share from discontinued operations:
Basic	$0.02	$0.00	$0.02

Diluted	$0.02	$0.00	$0.02

Net loss per share:
Basic	$(0.26)	$0.04	$(0.21)

Diluted	$(0.26)	$0.04	$(0.21)

Weighted average number of shares:
Basic	16,984	16,984	16,984
Diluted	16,984	16,984	16,984
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Non-GAAP Results
A reconciliation of historical GAAP to Photon Dynamics’ non-GAAP information as well as a discussion of information investors should consider when reviewing Photon Dynamics’ non-GAAP information are provided below. The following table reflects Photon Dynamics’ historical non-GAAP results reconciled to GAAP results as included in this release.

	Three Months Ended		Year Ended
	September 30,		September 30,
	2005	2004	2005	2004
	(In thousands, except per share data)
Non-GAAP Net Income (Loss)

GAAP net income (loss)	$(5,853)	$2,789	$(19,311)	$9,694
Add:
Cost of investigation	—	—	1,600	—
Amortization of purchased intangible assets	372	373	1,547	789
Impairment of goodwill and purchased intangibles	—	—	—	2,754
Write-off of in-process research and development	—	22	—	210
Restructuring charges	246	—	1,197	—
Loss (income) from discontinued operations	2	(103)	(256)	1,391
Less: Income tax effect of non-GAAP adjustments	—	—	—	—

Non-GAAP net income (loss)	$(5,233)	$3,081	$(15,223)	$14,838

Non-GAAP Diluted Net Income (Loss) Per Share

GAAP net income per share — diluted	$(0.35)	$0.16	$(1.14)	$0.57
Add:
Cost of investigation	—	—	$0.09	—
Amortization of purchased intangible assets	$0.02	$0.02	$0.09	$0.05
Impairment of goodwill and purchased intangibles	—	—	—	$0.16
Write-off of in-process research and development	—	$0.00	—	$0.01
Restructuring charges	$0.01	—	$0.07	—
Loss (income) from discontinued operations	$0.00	$(0.01)	$(0.02)	$0.08
Less: Income tax effect of non-GAAP adjustments	—	—	—	—

Non-GAAP net income (loss) — diluted	$(0.31)	$0.18	$(0.90)	$0.87

Shares used in diluted shares calculation	16,931	16,977	16,890	17,087
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Non-GAAP Financial Information
To supplement our consolidated financial statements presented on a GAAP basis, Photon Dynamics, Inc. provides in this press release non-GAAP net income (loss) and net income (loss) per share, which excludes the impact of amortization of purchased intangible assets, investigation costs, restructuring charges and discontinued operations income (loss), net of related tax. Management uses this non-GAAP information, along with GAAP information, in evaluating the company’s historical and projected expenses and operating performance, primarily because management does not believe that these charges are directly applicable to the core operating performance of Photon Dynamics, and therefore, comparing these non-GAAP measures to other periods gives management more insight into how the company’s core operating performance is varying. Management believes that although GAAP measures are important for investors to understand, providing investors with these non-GAAP measures provides investors additional important information to enable them to assess, in the way that management assesses, both the current and future operating performance of Photon Dynamics.
The non-GAAP information is not prepared in accordance with generally accepted accounting principles and may differ from the non-GAAP information used by other companies. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP information. In this regard, while the specific transactions causing the non-GAAP expenses are non-recurring, the company in the future may effect other transactions, such as acquisitions or restructurings that will trigger similar expenses. For these reasons, our non-GAAP information may not be as useful to investors as the GAAP information also provided.
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